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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          reported): October 28, 2005


                         GS Mortgage Securities Corp.
  (as depositor for the GSAA Home Equity Trust 2005-MTR1 formed pursuant to a
               Trust Agreement, relating to the GSAA Home Equity
         Trust 2005-MTR1, Asset-Backed Certificates, Series 2005-MTR1)
         -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                     333-120274              13-3387389
----------------------------   -------------------------  ---------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                    Identification No.)

   85 Broad Street, New York, New York                           10004
-----------------------------------------------  ------------------------------
(Address of Principal Executive Offices)                      (Zip Code)


                                (212) 902-1000
              ---------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b)

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.
---------   -------------

Item 8.01.  Other Events.
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     On October 28, 2005, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Trust Agreement, dated as of October 1, 2005 (the "Trust Agreement"), among the Company, as depositor and Deutsche Bank National Trust Company, as trustee of GSAA Home Equity Trust 2005-MTR1, Asset-Backed Certificates, Series 2005-MTR1 (the "Certificates"), issued in eighteen classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2, Class B-3, Class R-1 and Class R-2 Certificates, with an aggregate scheduled principal balance as of October 1, 2005 of $431,738,200 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of October 28, 2005, by and between the Company and the Underwriter. The Trust Agreement is annexed hereto as Exhibit 4.

     Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.


Section 9  Financial Statements and Exhibits.
---------  ----------------------------------

Item 9.01  Financial Statements and Exhibits.
---------  ----------------------------------

(a) Financial statements of businesses acquired:
    --------------------------------------------

         Not applicable.

(b) Pro forma financial information:
    --------------------------------

         Not applicable.

(c) Exhibits:                                                            Page:
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Exhibit 4   Trust Agreement, dated as of October 1, 2005, among GS       4
            Mortgage Securities Corp., as depositor, and Deutsche
            Bank National Trust Company, as trustee

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   November 28, 2005


                                             GS MORTGAGE SECURITIES CORP.



                                             By:  /s/ Michelle Gill
                                                ----------------------------
                                                Name:  Michelle Gill
                                                Title: Vice President

                                 Exhibit Index
                                 -------------

Exhibit Index
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

Item 601(a) of                    Description                            Paper (P) or Electronic (E)
---------------                   -----------                            ---------------------------
Regulation S-K
--------------
         4         Trust Agreement, dated as of October 1, 2005,                     E
                   among GS Mortgage Securities Corp., as depositor,
                   and Deutsche Bank National Trust Company, as trustee